UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21905

First Trust/Aberdeen Emerging Opportunity Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust/Aberdeen
Emerging Opportunity Fund (FEO)
Annual Report
For the Year Ended
December 31, 2018

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Annual Report
December 31, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and ASII are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Annual Letter from the Chairman and CEO
December 31, 2018
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended December 31, 2018, including a market overview and performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
As I wrote in my June 2018 letter, investors were hoping for another strong year in the markets for 2018. For the entire year, however, increased market volatility was the norm for U.S. and global markets. Despite the volatility, August was a strong month for stocks, and the Dow Jones Industrial Average (“DJIA”) finished the month just under its previous high in January 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S&P 500® Index) hit record levels during the third quarter. Yet, in October, markets were again very volatile, surprising analysts and investors alike. Both global markets and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the month. However, investors cheered as November ended, and the DJIA climbed 617 points (2.5%) to its biggest one-day gain in eight months. The MSCI EAFE Index ended November down slightly. December held its own shocks as it became the worst December for stocks since the Great Depression. The DJIA and the MSCI EAFE Index ended December with year-to-date returns of -3.48% and -13.79%, respectively.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June and September. At their September meeting, the Fed indicated the possibility of one additional rate hike in 2018 and three more in 2019. At their November meeting, the Fed did not raise interest rates. However, at their December 19th meeting, the Fed did raise interest rates by 25 basis points. Analysts and investors will be watching to see what the Fed does with rates in 2019.
While trade tensions have had an impact on markets around the world and could continue to do so in the future, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
“AT A GLANCE”
As of December 31, 2018 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FEO
Common Share Price	$12.17
Common Share Net Asset Value (“NAV”)	$14.44
Premium (Discount) to NAV	(15.72)%
Net Assets Applicable to Common Shares	$73,067,447
Current Quarterly Distribution per Common Share(1)	$0.3500
Current Annualized Distribution per Common Share	$1.4000
Current Distribution Rate on Common Share Price(2)	11.50%
Current Distribution Rate on NAV(2)	9.70%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Return
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	10 Years Ended 12/31/18	Inception (8/28/06) to 12/31/18
Fund Performance(3)
NAV	-10.64%	2.07%	9.92%	6.44%
Market Value	-17.45%	1.27%	10.54%	4.58%
Index Performance
Blended Index(4)	-8.81%	1.97%	6.96%	5.56%
Bloomberg Barclays Global Emerging Markets Index	-3.02%	3.59%	8.11%	6.08%
FTSE All World Emerging Market Index	-13.03%	2.41%	8.55%	4.84%

(1)	Most recent distribution paid or declared through 12/31/2018. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 12/31/2018. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Blended Index consists of the following: JPMorgan Emerging Markets Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets Diversified (32.5%); MSCI Emerging Markets Index (35.0%).

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
“AT A GLANCE” (Continued)
As of December 31, 2018 (Unaudited)
Credit Quality(5)	% of Total Fixed-Income Investments
A	6.0%
A-	12.5
BBB	8.8
BBB-	11.5
BB+	10.3
BB	9.5
BB-	9.6
B+	7.5
B	11.6
B-	6.9
Not Rated	5.8
Total	100.0%

Top 10 Countries(6)	% of Total Investments
Brazil	11.9%
China	11.6
South Africa	7.0
India	6.3
Mexico	6.3
Russia	6.2
Turkey	5.6
Indonesia	4.6
Poland	3.8
South Korea	3.3
Total	66.6%

Top Ten Holdings	% of Total Investments
Turkey Government Bond, 8.80%, 9/27/23	4.0%
Russian Federal Bond - OFZ, 7.05%, 1/19/28	3.0
Republic of South Africa Government Bond, 10.50%, 12/21/26	2.9
Tencent Holdings Ltd.	2.8
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/21	2.6
Peruvian Government International Bond, 6.90%, 8/12/37	2.3
Republic of Poland Government Bond, 4.00%, 10/25/23	2.3
Samsung Electronics Co., Ltd. (Preference Shares)	2.3
Mexican Bonos, 7.75%, 11/13/42	2.1
Taiwan Semiconductor Manufacturing Co., Ltd.	2.0
Total	26.3%
Industry Classification	% of Total Investments
Sovereigns	41.2%
Banks	8.4
Interactive Media & Services	4.1
Metals & Mining	3.0
Real Estate Management & Development	2.9
Construction Materials	2.3
Beverages	2.3
Technology Hardware, Storage & Peripherals	2.3
Insurance	2.2
Wireless Telecommunication Services	2.2
Utilities	2.1
Semiconductors & Semiconductor Equipment	2.0
Hotels, Restaurants & Leisure	1.7
Thrifts & Mortgage Finance	1.6
Oil, Gas & Consumable Fuels	1.5
Automobiles	1.3
Exploration & Production	1.3
Integrated Oils	1.2
Transportation Infrastructure	1.2
Multiline Retail	1.1
Food & Staples Retailing	0.9
Oil & Gas Services & Equipment	0.8
Tobacco	0.8
IT Services	0.8
Real Estate	0.7
Communications Equipment	0.7
Government Development Banks	0.7
Central Bank	0.7
Electronic Equipment, Instruments & Components	0.7
Capital Markets	0.7
Chemicals	0.6
Household Products	0.6
Media	0.5
Pipelines	0.5
Retail - Consumer Discretionary	0.4
Household Durables	0.4
Specialty Retail	0.4
Food & Beverage	0.4
Life Insurance	0.3
Airlines	0.3
Software & Services	0.3
Wireline Telecommunication Services	0.3
Food Products	0.3
Energy Equipment & Services	0.3
Commercial Finance	0.3
Power Generation	0.2
Life Sciences Tools & Services	0.2
Pharmaceuticals	0.1
Personal Products	0.1
Diversified Financial Services	0.1
Industrial Other	0.0*
Total	100.0%

*	Amount is less than 0.05%.

(5)	The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(6)	Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Standard Investments Inc., the sub-advisor.

Portfolio Commentary
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Annual Report
December 31, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Advisor”) (formerly Aberdeen Asset Management Inc.), a Securities and Exchange Commission registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
Portfolio Management Team
Investment decisions for the Fund are made by ASII using a team approach and not by any one individual. By making team decisions, ASII seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. ASII does not employ separate research analysts. Instead, ASII’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which ASII invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.
Equity Management Team
Devan Kaloo
Global Head of Equities
Joanne Irvine
Deputy Head, Global Emerging Markets Equity
Nick Robinson
Investment Director, Global Emerging Markets Equity
Catriona Macnair
Investment Manager, Global Emerging Markets Equity
Fixed-Income Management Team
Brett Diment
Head of Global Emerging Market Debt
Kevin Daly
Senior Investment Manager, Emerging Market Debt
Edwin Gutierrez
Head of Emerging Market Sovereign Debt
Max Wolman
Senior Investment Manager, Emerging Market Debt

Commentary
First Trust/Aberdeen Emerging Opportunity Fund
The Fund’s investment objective is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
Fund Recap
The Fund had a net asset value (“NAV”) total return1 of -10.64% and a market value total return of -17.45% for the 12-month period ended December 31, 2018, compared to the Fund’s Blended Index2 total return of -8.81% over the same period. In addition to the Blended Index, the Fund currently uses other indexes for comparative purposes. The total returns for the 12-month period ended December 31, 2018, for these indices were as follows: the Bloomberg Barclays Global Emerging Markets Index was -3.02% and the FTSE All World Emerging Market Index was -13.03%.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
[2]	Blended Index consists of the following: JPMorgan Emerging Markets Bond Index – Global Diversified (32.5%); JPMorgan Government Bond Index – Emerging Markets Diversified (32.5%); MSCI Emerging Markets Index (35.0%).

Portfolio Commentary (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Annual Report
December 31, 2018 (Unaudited)
An important factor impacting the return of the Fund relative to its Blended Index was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Market Value total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Bloomberg Barclays Global Emerging Markets Index, the FTSE All World Emerging Market Index and the components of the Blended Index are not leveraged. Leverage had a negative impact on the performance of the Fund over this reporting period.
Fixed Income Commentary
Market Recap
The 12-month period ended December 31, 2018 proved to be a very challenging period for global markets with both equity and bond markets showing negative returns for the year. There were a number of factors over the year leading to the weak returns, such as the beginning of quantitative tightening by the Federal Reserve (the “Fed”) with the 100 basis points (“bps”) of Fed Fund hikes from 1.5% to 2.5% and the unwinding of the Fed’s balance sheet. The ongoing trade wars between China and the U.S., continued geopolitical tensions in the Middle East, slowing Chinese growth and the selloff in commodities at the end of the year were also drivers of market weakness. Emerging market currencies were a big driver of the negative returns for the Emerging Markets (“EM”), in particular, the Argentinian Peso and Turkish Lira depreciated by 50% and 28%, respectively, over the year. There were serious concerns by investors over Argentina’s slow fiscal adjustments and widening current account. In Turkey President Erdogan’s vice-like control over the executive and legislative branches and his attempt to control the Central Bank of Turkey were all negatives for the market. Elections in Brazil and Mexico also added to increased volatility in 2018 as investors were unsure who would win the Brazilian election, either the market unfriendly Workers’ Party (PT) under Fernando Haddad or the little-known candidate Jair Bolsonaro from the Social Liberal Party. Bolsonaro succeeded in a second-round run-off and the Brazilian market has reacted very positively since the result in October 2018. Andes Lopez Obrador was the winner of the Mexican Presidential election, a result widely expected by the market, but nevertheless, the worst possible outcome for the Mexican market, in our view, given his socialist agenda and plans for the state-owned oil company Pemex. Ongoing sanctions by the U.S. state department against Russia and lower oil prices were negative drivers for Russian assets over the year with both the Russian Ruble and Russian bonds posting negative returns for the year.
Performance Analysis
The Fund’s EM bond portfolio marginally underperformed the EM debt portion of the Blended Index over the period in both hard currency and local currency bonds. The overall underperformance was due to the Fund’s overweight to EM equities and subsequent underweight to EM debt, as the MSCI Emerging Markets Index was down -14.22%, while the EM debt portion of the Blended Index (JPMorgan Government Bond Index-Emerging Markets Diversified/JPMorgan Emerging Markets Bond Index-Global Diversified) was down by roughly -6%.
The Fund’s overweight to Russian and Indonesian local bonds and the Mexican Peso were detractors to performance, while local Egyptian T-bills, Nigerian bank bonds and good market timing with the addition of Turkey local bonds were positive contributors to performance.
Market and Fund Outlook
The backdrop for EM started to turn more positive at the end of 2018. The Fed switched to a more cautious tone on monetary policy tightening and China is slowly implementing its stimulus agenda. Going into 2019, the lack of certainty on Fed rate hikes should weigh on the U.S. dollar, in our view, and we believe this bodes well for EM currencies. Moreover, large economic adjustments in major EM, such as Argentina and Turkey, we believe suggest that these markets will start from a better fundamental position compared to last year. Alongside attractive valuations versus other risk assets, these factors point to a possible turn in the sentiment towards EM, in our opinion. Key risks remain around the U.S.-China trade dispute, with little evidence indicating a compromise is near. Meanwhile, political risks in EM, in our view, stem from upcoming elections in Argentina, Indonesia, India and South Africa.
Equity Commentary
Market Recap
At the beginning of 2018, investors were optimistic about emerging market equities, given expectations of synchronized growth in the global economy and corporate profits, as well as a flat-to-weaker U.S. dollar on the back of benign inflation and plentiful liquidity.

Portfolio Commentary (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Annual Report
December 31, 2018 (Unaudited)
Instead, the asset class ended the year sharply lower, along with other major markets globally. A confluence of factors, including persistent U.S. dollar strength, rising protectionism and signs of a slowdown in key economies, weighed on sentiment.
Undeterred by market jitters, the Fed hiked interest rates four times during the year and stayed committed to its balance-sheet reduction program. Together with escalating geopolitical tensions elsewhere, this propelled the U.S. dollar higher and prompted monetary policymakers across several EMs to tighten their stance to protect their currencies and contain inflation. Among the worst hit was Turkey, which was already pressured by deteriorating fundamentals and doubts over the European Central Bank’s independence. Likewise, South African stocks and the South African rand stuttered, as optimism about President Cyril Ramaphosa’s leadership proved short-lived and reform progress remained sluggish. In contrast, Thailand was resilient, bolstered by its healthy foreign-exchange reserves and ample current account surplus.
The evolving trade dispute between the U.S. and China unnerved investors early in 2018 and took a toll on the mainland economy, which started to slow as deleveraging measures came into effect. Consequently, Beijing eased lending conditions and lowered taxes to boost domestic consumption and private investment. Further dampening sentiment was volatility in the technology sector, triggered by lackluster earnings forecasts, collateral damage from the trade dispute and heightened regulatory scrutiny at home and abroad. Meanwhile, other markets linked to the integrated global supply chain, such as South Korea and Taiwan, also suffered, with contraction in export orders and manufacturing data.
More positively, Russian stocks shrugged off U.S. sanctions to post modest gains, as oil prices were elevated before losing steam towards year-end on the back of a supply glut and expectations of falling demand. This provided India and Indonesia some respite and their markets rebounded from earlier bouts of currency weakness.
Political developments took center stage in Latin America. Despite an extended truckers’ strike that stifled economic activity, Brazil outperformed the broader asset class, boosted by Bolsonaro’s presidential election win and his good showing in Congress. In contrast, Mexican stocks rallied on the conclusion of a revamped North American trade pact, but subsequently retreated, following President Lopez Obrador’s decision to scrap the new, much-needed Mexico City airport and further populist measures in the offing.
Performance Analysis
Over the 12-month period ended December 31, 2018, the EM equity portion of the Fund fell by -14.12%, outperforming the MSCI Emerging Markets Index by 0.10%.
Our emerging market equities strategy had a difficult first half in 2018, but performed better in the second half of 2018 to end the year 10 bps ahead of the MSCI Emerging Markets Index. Throughout the year, we repositioned our portfolio, staying faithful to our long-term quality style, while further backing our high-conviction views and better managing the risk of lower-conviction positions.
We retain significant exposure to India, where we have confidence in the quality and opportunities of our holdings, and where conditions are getting better. Being relatively insulated from global trade worries, India has been resilient, despite several scandals in the financial sector and waning support for the ruling Bharatiya Janata Party in key states. Housing Development Finance Corporation and Kotak Mahindra Bank were among the best performers, as after the crisis around non-banking financial companies, investors took refuge in higher-quality lenders. Other names that fared well were Hindustan Unilever Limited, given the growing rural consumption, and Tata Consultancy Services Limited, which benefited from rising information technology spending.
We also maintain our substantial exposure to Indonesia and Mexico. Astra International and PT Bank Central Asia Tbk consistently posted good results, while our Mexican holdings performed well in a declining market, with Banorte and Femsa proving their defensiveness following Lopez Obrador’s election win.
The underweight to China drove outperformance. Mainland markets were hampered by concerns over slowing domestic growth and the escalating trade tension with the U.S., as well as the downgrade of software and Internet stocks that pressured Alibaba, Baidu and JD.com (which we do not hold). Nevertheless, we took advantage of the volatility to actively reduce our underweight to China, after conducting further due diligence on Chinese A-share companies and e-commerce businesses. Recent initiation 58.com did not escape the sell-off unscathed, but its long-term prospects remained attractive, given the country’s rising wealth, urbanization and huge domestic market. Internet giant Tencent Holdings Limited held up well – its third-quarter net profits rose by 30%, supported by good growth from its advertising, mobile payments and cloud segments. This mitigated sluggishness from its online games segment, which we had expected due to Beijing’s clampdown on new game approvals. Meanwhile, China Resources Land Limited stood out – its shares rose on robust results and earnings upgrades, as well as expectations that Beijing’s stimulus would lift the property sector.
The large exposure to Brazil was beneficial, but capping gains was our choice of holdings. Fuel distributor Ultrapar sold off on expectations of weaker quarterly profits amid intensifying competition. Food producer BRF S.A. was hampered by weak earnings,

Portfolio Commentary (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Annual Report
December 31, 2018 (Unaudited)
leadership uncertainty and investigations into the alleged provision of substandard meat. However, we were heartened by the new CEO, who should bring the much-needed leadership to steer the company forward.
Likewise, stock selection in South Korea dented relative returns. Naver Corporation posted disappointing results, while Samsung Electronics Co., Ltd. was pressured by anxiety over a slowdown in the semiconductor and consumer electronics sectors.
From a sectoral standpoint, the underweight to energy was a significant detractor, as Exploration and Production stocks rose amid robust oil prices for most of the year. Mitigating losses was good performance from our materials holdings, particularly, miner Vale S.A’s healthy results were supported by elevated iron-ore prices.
Market and Fund Outlook
While we do not underplay the risks, we believe recent emerging market concerns have been overdone and expect sentiment and our higher-quality holdings to recover. As the effect from the Trump tax cuts and fiscal stimulus fades, we believe the U.S. dollar should ease further. Despite a temporary U.S.-China trade rapprochement, we believe there will be prolonged tension and we will continue to monitor developments. Meanwhile, China’s policy easing measures should prop up domestic consumption to stabilize growth, in our opinion. We believe politics will also be a key driver, with investors keeping a close eye on progress by the new administrations in Mexico and Brazil, as well as elections in markets such as India, Indonesia and South Africa. At the corporate level, our holdings are businesses with healthy fundamentals and wide economic moats, and are run by experienced management, in our opinion. With their solid balance sheets, they have been able to support improving returns to shareholders and their earnings forecasts remain positive, despite the short-term volatility.
Overall, we believe that the portfolio is well-positioned to withstand future challenges and capture the medium to long-term opportunities in EMs.

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments
December 31, 2018
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) – 43.7%
	Angola – 0.6%
500,000	Angolan Government International Bond (USD) (b)	9.38%	05/08/48	$469,465
	Argentina – 2.0%
33,070,000	Argentina POM Politica Monetaria, ARLLMONP (ARS) (c)	65.51%	06/21/20	939,704
340,000	Argentine Republic Government International Bond (USD)	5.63%	01/26/22	288,150
266,387	Argentine Republic Government International Bond (USD)	8.28%	12/31/33	206,450
				1,434,304
	Bahrain – 0.4%
270,000	Bahrain Government International Bond (USD)	7.00%	01/26/26	277,286
	Brazil – 4.6%
7,330,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/21	1,980,434
5,000,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	1,357,317
				3,337,751
	Costa Rica – 0.6%
260,000	Costa Rica Government International Bond (USD)	4.25%	01/26/23	229,775
270,000	Costa Rica Government International Bond (USD)	7.16%	03/12/45	233,887
				463,662
	Ecuador – 1.0%
750,000	Ecuador Government International Bond (USD) (b)	8.75%	06/02/23	703,125
	Egypt – 0.6%
540,000	Egypt Government International Bond (USD) (b)	7.90%	02/21/48	466,642
	El Salvador – 0.3%
200,000	El Salvador Government International Bond (USD)	7.65%	06/15/35	190,100
	Ghana – 1.7%
560,000	Ghana Government International Bond (USD)	8.13%	01/18/26	536,519
270,000	Ghana Government International Bond (USD) (b)	7.63%	05/16/29	242,784
2,150,000	Republic of Ghana Government Bond (GHS)	21.50%	03/09/20	451,218
				1,230,521
	Indonesia – 1.8%
7,500,000,000	Indonesia Treasury Bond (IDR)	5.63%	05/15/23	479,181
11,800,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	830,415
				1,309,596
	Iraq – 1.0%
200,000	Iraq International Bond (USD) (b)	6.75%	03/09/23	190,980
610,000	Iraq International Bond (USD)	5.80%	01/15/28	548,634
				739,614
	Kenya – 0.3%
200,000	Kenya Government International Bond (USD)	6.88%	06/24/24	188,495
	Malaysia – 1.5%
4,700,000	Malaysia Government Bond (MYR)	3.89%	03/15/27	1,113,498
	Mexico – 3.4%
4,000,000	Mexican Bonos (MXN)	6.50%	06/09/22	191,226
16,000,000	Mexican Bonos (MXN)	5.75%	03/05/26	688,557
35,896,600	Mexican Bonos (MXN)	7.75%	11/13/42	1,614,710
				2,494,493

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
December 31, 2018
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Nigeria – 1.8%
414,000,000	Nigeria Government Bond (NGN)	12.50%	01/22/26	$990,411
200,000	Nigeria Government International Bond (USD) (b)	7.88%	02/16/32	182,142
200,000	Nigeria Government International Bond (USD) (b)	7.63%	11/28/47	168,979
				1,341,532
	Oman – 0.3%
270,000	Oman Government International Bond (USD) (b)	6.75%	01/17/48	223,529
	Peru – 2.4%
5,590,000	Peruvian Government International Bond (PEN)	6.90%	08/12/37	1,780,743
	Poland – 3.6%
6,100,000	Republic of Poland Government Bond (PLN)	4.00%	10/25/23	1,768,297
3,400,000	Republic of Poland Government Bond (PLN)	2.50%	07/25/27	893,624
				2,661,921
	Russia – 4.1%
178,700,000	Russian Federal Bond - OFZ (RUB)	7.05%	01/19/28	2,333,808
33,000,000	Russian Federal Bond - OFZ (RUB)	7.70%	03/23/33	441,482
200,000	Russian Foreign Bond - Eurobond (USD)	5.88%	09/16/43	211,199
				2,986,489
	Rwanda – 0.7%
200,000	Rwanda International Government Bond (USD) (b)	6.63%	05/02/23	198,892
300,000	Rwanda International Government Bond (USD)	6.63%	05/02/23	298,338
				497,230
	South Africa – 4.1%
29,700,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	2,247,653
820,000	Republic of South Africa Government International Bond (USD)	4.88%	04/14/26	781,453
				3,029,106
	Sri Lanka – 0.7%
550,000	Sri Lanka Government International Bond (USD) (b)	6.75%	04/18/28	502,263
	Suriname – 0.4%
270,000	Suriname Government International Bond (USD) (b)	9.25%	10/26/26	261,225
	Tanzania – 0.1%
100,002	Tanzania Government International Bond, 6 Mo. LIBOR + 6.00% (USD) (c)	8.54%	03/09/20	102,175
	Tunisia – 0.7%
600,000	Banque Centrale de Tunisie International Bond (USD)	5.75%	01/30/25	506,583
	Turkey – 4.2%
22,100,000	Turkey Government Bond (TRY)	8.80%	09/27/23	3,073,330
	Ukraine – 0.8%
500,000	Ukraine Government International Bond (USD) (b)	7.75%	09/01/24	441,486
188,000	Ukraine Government International Bond (USD) (b) (d)	(e)	05/31/40	109,027
				550,513
	Total Foreign Sovereign Bonds and Notes			31,935,191
	(Cost $33,859,644)
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
December 31, 2018
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) – 17.2%
	Argentina – 0.3%
200,000	Genneia S.A. (USD) (b)	8.75%	01/20/22	$181,750
	Bahrain – 0.3%
240,000	Oil and Gas Holding Co. BSCC (The) (USD) (b)	8.38%	11/07/28	245,380
	Barbados – 0.4%
250,000	Sagicor Finance 2015 Ltd. (USD) (b)	8.88%	08/11/22	261,875
	Brazil – 2.5%
277,000	Azul Investments LLP (USD) (b)	5.88%	10/26/24	259,690
280,000	CSN Resources S.A. (USD) (b)	7.63%	02/13/23	261,800
330,000	GTL Trade Finance, Inc. (USD)	7.25%	04/16/44	344,850
350,000	OAS Finance Ltd. (USD) (d) (g) (h) (i)	8.88%	(j)	5,250
200,000	OAS Investments GmbH (USD) (g) (h) (i)	8.25%	10/19/19	3,000
223,200	Odebrecht Drilling Norbe VIII/IX Ltd. (USD)	6.35%	12/01/21	215,500
650,000	Petrobras Global Finance BV (USD)	8.75%	05/23/26	729,300
				1,819,390
	China – 0.6%
260,000	Shimao Property Holdings Ltd. (USD)	8.38%	02/10/22	270,644
200,000	Yingde Gases Investment Ltd. (USD) (b)	6.25%	01/19/23	188,502
				459,146
	Colombia – 0.2%
162,000	Banco GNB Sudameris S.A. (USD) (b) (d)	6.50%	04/03/27	159,772
	Congo – 0.4%
260,000	HTA Group Ltd. (USD)	9.13%	03/08/22	265,070
	Dominican Republic – 1.0%
720,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad Itabo (USD) (b)	7.95%	05/11/26	730,800
	El Salvador – 0.4%
310,000	Grupo Unicomer Co., Ltd. (USD) (b)	7.88%	04/01/24	323,950
	Georgia – 0.7%
200,000	Bank of Georgia JSC (USD) (b)	6.00%	07/26/23	195,016
350,000	Georgian Oil and Gas Corp. JSC (USD) (b)	6.75%	04/26/21	351,794
				546,810
	Guatemala – 0.6%
400,000	Comunicaciones Celulares S.A. Via Comcel Trust (USD) (b)	6.88%	02/06/24	408,546
	Honduras – 0.4%
280,000	Inversiones Atlantida S.A. (USD) (b)	8.25%	07/28/22	285,673
	India – 0.3%
275,000	Vedanta Resources PLC (USD) (b)	6.13%	08/09/24	229,346
	Indonesia – 0.6%
350,000	Jababeka International BV (USD)	6.50%	10/05/23	290,074
200,000	Medco Platinum Road Pte Ltd. (USD) (b)	6.75%	01/30/25	171,540
				461,614
	Kazakhstan – 0.4%
308,000	Tengizchevroil Finance Co. International Ltd. (USD) (b)	4.00%	08/15/26	285,091

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
December 31, 2018
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) (Continued)
	Mexico – 0.9%
4,800,000	Petroleos Mexicanos (MXN)	7.19%	09/12/24	$191,128
270,000	Sixsigma Networks Mexico SA de CV (USD) (b)	7.50%	05/02/25	257,175
279,000	Unifin Financiera SAB de CV SOFOM ENR (USD) (b) (d)	8.88%	(j)	231,570
				679,873
	Nigeria – 1.2%
290,000	IHS Netherlands Holdco BV (USD) (b)	9.50%	10/27/21	292,868
290,000	SEPLAT Petroleum Development Co., PLC (USD) (b)	9.25%	04/01/23	288,251
270,000	United Bank for Africa PLC (USD) (b)	7.75%	06/08/22	267,962
				849,081
	Oman – 0.4%
325,000	Oztel Holdings SPC Ltd. (USD) (b)	6.63%	04/24/28	300,406
	Russia – 1.5%
290,000	Credit Bank of Moscow Via CBOM Finance PLC (USD) (d)	7.50%	10/05/27	220,339
394,000	Evraz Group S.A. (USD) (b)	5.38%	03/20/23	390,237
290,000	Gazprom OAO Via Gaz Capital S.A. (USD)	4.95%	03/23/27	277,304
200,000	GTH Finance BV (USD) (b)	7.25%	04/26/23	205,477
				1,093,357
	South Africa – 1.6%
17,000,000	Eskom Holdings SOC Ltd. (ZAR)	7.50%	09/15/33	884,146
250,000	Liquid Telecommunications Financing PLC (USD)	8.50%	07/13/22	252,664
				1,136,810
	Turkey – 1.1%
339,000	Hazine Mustesarligi Varlik Kiralama AS (USD) (b)	5.00%	04/06/23	322,981
280,000	Turkiye Garanti Bankasi AS (USD) (d)	6.13%	05/24/27	241,266
288,000	Turkiye Vakiflar Bankasi TAO (USD)	6.00%	11/01/22	245,408
				809,655
	Ukraine – 1.4%
280,000	Metinvest BV (USD) (b)	8.50%	04/23/26	253,082
322,000	MHP Lux S.A. (USD) (b)	6.95%	04/03/26	278,401
7,250,000	Ukreximbank Via Biz Finance PLC (UAH)	16.50%	03/02/21	232,943
280,000	Ukreximbank Via Biz Finance PLC (USD)	9.63%	04/27/22	274,946
				1,039,372
	Total Foreign Corporate Bonds and Notes			12,572,767
	(Cost $13,749,998)

Shares	Description	Value
COMMON STOCKS (a) – 44.7%
	Brazil – 5.5%
103,750	Ambev S.A.	411,708
122,567	Banco Bradesco S.A., ADR	1,212,188
42,377	BRF S.A. (k)	239,780
49,051	Lojas Renner S.A.	536,609
64,062	Multiplan Empreendimentos Imobiliarios S.A.	401,818
28,031	Ultrapar Participacoes S.A.	384,764
64,053	Vale S.A., ADR	844,859
		4,031,726
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Chile – 0.9%
10,859	Banco Santander Chile S.A., ADR	$324,684
40,482	SACI Falabella	296,884
		621,568
	China – 11.6%
5,257	58.com, Inc., ADR (k)	284,982
5,798	Autohome, Inc., ADR	453,578
56,793	China International Travel Service Corp., Ltd., Class A	497,974
54,000	China Mobile Ltd.	519,622
188,000	China Resources Land Ltd.	722,661
100,100	Hangzhou Hikvision Digital Technology Co., Ltd., Class A	375,574
11,107	Huazhu Group Ltd., ADR	317,993
8,184	Kweichow Moutai Co., Ltd., Class A	703,299
60,000	Midea Group Co., Ltd., Class A	322,123
103,000	Ping An Insurance Group Co. of China Ltd., Class H	909,578
58,400	Shanghai International Airport Co., Ltd., Class A	431,767
14,400	Sunny Optical Technology Group Co., Ltd.	127,992
53,600	Tencent Holdings Ltd.	2,149,339
23,500	Wuxi Biologics Cayman, Inc. (b) (k)	150,505
14,964	Yum China Holdings, Inc.	501,743
		8,468,730
	Hong Kong – 2.2%
98,600	AIA Group Ltd.	818,466
129,000	Hang Lung Group Ltd.	328,493
17,134	Hong Kong Exchanges & Clearing Ltd.	495,826
		1,642,785
	Hungary – 0.1%
5,545	Richter Gedeon Nyrt	107,456
	India – 6.4%
30,914	Aditya Birla Capital Ltd. (k)	44,280
42,998	Grasim Industries Ltd.	508,474
6,137	Hero MotoCorp Ltd.	272,875
16,701	Hindustan Unilever Ltd.	435,293
44,583	Housing Development Finance Corp., Ltd.	1,256,964
155,121	ITC Ltd.	625,794
33,445	Kotak Mahindra Bank Ltd.	601,929
22,004	Tata Consultancy Services Ltd.	596,644
5,428	UltraTech Cement Ltd.	310,290
		4,652,543
	Indonesia – 2.4%
1,324,900	Astra International Tbk PT	757,809
396,400	Bank Central Asia Tbk PT	716,718
246,300	Indocement Tunggal Prakarsa Tbk PT	316,011
		1,790,538
	Luxembourg – 0.3%
11,100	Tenaris S.A., ADR	236,652
	Malaysia – 0.7%
80,600	Public Bank Bhd	482,917
	Mexico – 2.3%
7,300	Fomento Economico Mexicano, S.A.B. de C.V., ADR	628,165
12,600	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR	479,052

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Mexico (Continued)
114,538	Grupo Financiero Banorte, S.A.B. de C.V., Class O	$559,117
		1,666,334
	Philippines – 1.8%
1,040,000	Ayala Land, Inc.	802,967
278,309	Bank of the Philippine Islands	497,500
		1,300,467
	Poland – 0.4%
9,196	Bank Polska Kasa Opieki S.A.	267,843
	Russia – 1.0%
10,413	Lukoil PJSC, ADR	742,863
	South Africa – 1.7%
33,910	Massmart Holdings Ltd.	243,987
45,400	MTN Group Ltd.	280,841
2,050	Naspers Ltd., Class N	412,105
47,063	Truworths International Ltd.	288,184
		1,225,117
	South Korea – 3.5%
673	Amorepacific Corp. (k)	61,823
1,573	LG Chem Ltd.	489,184
2,506	NAVER Corp.	274,002
61,070	Samsung Electronics Co., Ltd. (Preference Shares)	1,737,742
		2,562,751
	Taiwan – 2.1%
212,954	Taiwan Semiconductor Manufacturing Co., Ltd.	1,562,323
	Thailand – 1.2%
47,600	Siam Cement (The) PCL (l)	637,396
53,000	Siam Commercial Bank (The) PCL (l)	217,306
		854,702
	Turkey – 0.6%
26,944	BIM Birlesik Magazalar A.S.	442,915
	Total Common Stocks	32,660,230
	(Cost $29,046,886)
	Total Investments – 105.6%	77,168,188
	(Cost $76,656,528) (m)
	Outstanding Loan – (7.9)%	(5,800,000)
	Net Other Assets and Liabilities – 2.3%	1,699,259
	Net Assets – 100.0%	$73,067,447

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
December 31, 2018
Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 12/31/2018	Sale Value as of 12/31/2018	Unrealized Appreciation/ (Depreciation)
02/21/19	BAR	USD	842,879	BRL	3,208,000	$ 842,879	$ 824,514	$ 18,365
01/10/19	UBS	USD	751,380	MXN	15,409,000	751,380	782,824	(31,444)
01/10/19	UBS	USD	908,133	ZAR	13,570,000	908,133	942,015	(33,882)
01/10/19	BAR	USD	930,791	ZAR	13,336,000	930,791	925,770	5,021
Net Unrealized Appreciation (Depreciation)								$(41,940)

Counterparty Abbreviations
BAR	Barclays Bank
UBS	UBS
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
See Note 2I – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.

(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by Aberdeen Standard Investments Inc. (the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At December 31, 2018, securities noted as such amounted to $11,939,979 or 16.3% of net assets.
(c)	Floating rate security.
(d)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at December 31, 2018. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(e)	Zero coupon bond.
(f)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by the Sub-Advisor.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(h)	This issuer is in default and interest is not being accrued by the Fund, nor paid by the issuer.
(i)	This issuer has filed for bankruptcy protection in a São Paulo state court.
(j)	Perpetual maturity.
(k)	Non-income producing security.
(l)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2018, securities noted as such are valued at $854,702 or 1.2% of net assets.
(m)	Aggregate cost for federal income tax purposes was $76,782,359. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $9,678,939 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $9,335,050. The net unrealized appreciation was $343,889. The amounts presented are inclusive of derivative contracts.

ADR	American Depositary Receipt
ARLLMONP	Argentina Blended Historical Policy Rate
LIBOR	London Interbank Offered Rate

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
December 31, 2018

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 31,935,191	$ —	$ 31,935,191	$ —
Foreign Corporate Bonds and Notes*	12,572,767	—	12,572,767	—
Common Stocks:
Thailand	854,702	—	854,702	—
Other Country Categories*	31,805,528	31,805,528	—	—
Total Investments	$ 77,168,188	$ 31,805,528	$ 45,362,660	$—
Forward Foreign Currency Contracts	23,386	—	23,386	—
Total	$ 77,191,574	$ 31,805,528	$ 45,386,046	$—
LIABILITIES TABLE
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$ (65,326)	$ —	$ (65,326)	$ —

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
December 31, 2018
Currency Exposure Diversification	% of Total Investments†
USD	38.2%
HKD	8.1
INR	6.0
BRL	5.8
TRY	4.6
IDR	4.0
PLN	3.8
RUB	3.6
KRW	3.3
ZAR	3.2
MXN	3.2
CNY	3.0
PEN	2.3
MYR	2.1
TWD	2.0
PHP	1.7
NGN	1.3
ARS	1.2
THB	1.1
GHS	0.6
CLP	0.4
UAH	0.3
HUF	0.2
Total	100.0%

†	The weightings include the impact of forward foreign currency contracts.

Currency Abbreviations
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
GHS	Ghanaian Cedis
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Investments, at value (Cost $76,656,528)	$ 77,168,188
Cash	976,948
Unrealized appreciation on forward foreign currency contracts	23,386
Receivables:
Interest	1,029,712
Investment securities sold	98,996
Dividends	65,494
Miscellaneous	40,381
Dividend reclaims	12,625
Interest reclaims	5,711
Prepaid expenses	757
Total Assets	79,422,198
LIABILITIES:
Outstanding loan	5,800,000
Due to custodian foreign currency (Proceeds $98,123)	98,373
Unrealized depreciation on forward foreign currency contracts	65,326
Payables:
Deferred foreign capital gains tax	124,820
Investment advisory fees	67,882
Custodian fees	59,079
Audit and tax fees	58,988
Administrative fees	28,208
Due to broker	19,687
Shareholder reporting fees	12,858
Interest and fees on loan	6,463
Transfer agent fees	5,678
Legal fees	4,203
Financial reporting fees	771
Trustees’ fees and expenses	7
Other liabilities	2,408
Total Liabilities	6,354,751
NET ASSETS	$73,067,447
NET ASSETS consist of:
Paid-in capital	$ 73,067,743
Par value	50,614
Accumulated distributable earnings (loss)	(50,910)
NET ASSETS	$73,067,447
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$14.44
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	5,061,405
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Statement of Operations
For the Year Ended December 31, 2018
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $12,121)	$ 4,250,486
Dividends (net of foreign withholding tax of $108,573)	835,891
Total investment income	5,086,377
EXPENSES:
Investment advisory fees	892,937
Custodian fees	213,296
Interest and fees on loan	173,529
Administrative fees	91,012
Audit and tax fees	69,609
Shareholder reporting fees	38,183
Transfer agent fees	32,606
Listing expense	21,250
Legal fees	17,701
Trustees’ fees and expenses	15,987
Financial reporting fees	9,250
Other	8,415
Total expenses	1,583,775
NET INVESTMENT INCOME (LOSS)	3,502,602
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,029,651
Forward foreign currency contracts	152,732
Foreign currency transactions	(172,626)
Foreign capital gains tax	(60,643)
Net realized gain (loss)	949,114
Net change in unrealized appreciation (depreciation) on:
Investments	(15,352,476)
Forward foreign currency contracts	28,225
Foreign currency translation	2,209
Deferred foreign capital gains tax	6,962
Net change in unrealized appreciation (depreciation)	(15,315,080)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(14,365,966)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,863,364)

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Statements of Changes in Net Assets
	Year Ended 12/31/2018	Year Ended 12/31/2017
OPERATIONS:
Net investment income (loss)	$ 3,502,602	$ 3,914,578
Net realized gain (loss)	949,114	1,454,579
Net increase from payment by the sub-advisor	—	5,000
Net change in unrealized appreciation (depreciation)	(15,315,080)	10,800,690
Net increase (decrease) in net assets resulting from operations	(10,863,364)	16,174,847
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(4,279,122)
Net investment income		(2,757,027)
Net realized gain		(2,593,843)
Return of capital	(2,916,929)	(1,882,986)
Total distributions to shareholders	(7,196,051)	(7,233,856)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares	(1,315,470)	(177,758)
Net increase (decrease) in net assets resulting from capital transactions	(1,315,470)	(177,758)
Total increase (decrease) in net assets	(19,374,885)	8,763,233
NET ASSETS:
Beginning of period	92,442,332	83,679,099
End of period	$ 73,067,447	$ 92,442,332
Accumulated net investment income (loss) at end of period		$(460,747)
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	5,167,040	5,179,247
Common Shares repurchased (a)	(105,635)	(12,207)
Common Shares at end of period	5,061,405	5,167,040

(a)	On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2019. For the years ended December 31, 2018, and 2017, the Fund repurchased 105,635 and 12,207, respectively, of its shares at a weighted-average discount of 14.42% and 13.52%, respectively, from net asset value per share.
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Statement of Cash Flows
For the Year Ended December 31, 2018
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(10,863,364)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(45,487,598)
Sales, maturities and paydown of investments	51,218,597
Net amortization/accretion of premiums/discounts on investments	(227,211)
Net realized gain/loss on investments	(1,029,651)
Net change in unrealized appreciation/depreciation on investments	15,352,476
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	(28,225)
Net decrease from payment by the sub-advisor	5,000
Net decrease in restricted cash	20,000
Changes in assets and liabilities:
Decrease in interest receivable	106,145
Increase in interest reclaims receivable	(5,711)
Increase in dividend reclaims receivable	(1,682)
Decrease in dividends receivable	8,391
Decrease in miscellaneous receivable	37
Decrease in prepaid expenses	128
Increase in due to custodian foreign currency	98,373
Increase in interest and fees payable on loan	2,013
Increase in due to broker	1,712
Decrease in investment advisory fees payable	(15,126)
Decrease in audit and tax fees payable	(1)
Increase in legal fees payable	2,570
Decrease in shareholder reporting fees payable	(5,506)
Increase in administrative fees payable	8,720
Increase in custodian fees payable	4,036
Increase in transfer agent fees payable	387
Decrease in Trustees’ fees and expenses payable	(17)
Decrease in deferred foreign capital gains tax	(6,962)
Decrease in other liabilities payable	(2,313)
Cash provided by operating activities		$9,155,218
Cash flows from financing activities:
Repurchase of Common Shares	(1,315,470)
Distributions to Common Shareholders from investment operations	(4,279,122)
Distributions to Common Shareholders from return of capital	(2,916,929)
Cash used in financing activities		(8,511,521)
Increase in cash and foreign currency (a)		643,697
Cash and foreign currency at beginning of period		333,251
Cash and foreign currency at end of period		$976,948
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$171,516

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $2,209.

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 17.89	$ 16.16	$ 15.34	$ 18.59	$ 20.61
Income from investment operations:
Net investment income (loss)	0.68	0.76	0.64	0.65	0.77
Net realized and unrealized gain (loss)	(2.77)	2.36 (a)	1.53	(2.52)	(1.39)
Total from investment operations	(2.09)	3.12	2.17	(1.87)	(0.62)
Distributions paid to shareholders from:
Net investment income	(0.48)	(0.54)	(0.30)	—	(0.32)
Net realized gain	(0.35)	(0.50)	(0.35)	—	(0.44)
Return of capital	(0.57)	(0.36)	(0.75)	(1.40)	(0.64)
Total distributions paid to Common Shareholders	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Common Share repurchases	0.04	0.01	0.05	0.02	—
Net asset value, end of period	$14.44	$17.89	$16.16	$15.34	$18.59
Market value, end of period	$12.17	$16.32	$13.90	$13.06	$16.45
Total return based on net asset value (b)	(10.64)%	20.65%	15.93%	(9.16)%	(2.49)%
Total return based on market value (b)	(17.45)%	27.96%	17.12%	(12.61)%	(1.47)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 73,067	$ 92,442	$ 83,679	$ 81,145	$ 99,053
Ratio of total expenses to average net assets	1.90%	1.81%	1.76%	1.69%	1.71%
Ratio of total expenses to average net assets excluding interest expense	1.69%	1.67%	1.66%	1.62%	1.64%
Ratio of net investment income (loss) to average net assets	4.20%	4.30%	3.99%	3.66%	3.73%
Portfolio turnover rate	48%	46%	53%	44%	48%
Indebtedness:
Total loan outstanding (in 000’s)	$ 5,800	$ 5,800	$ 5,800	$ 5,800	$ 5,800
Asset coverage per $1,000 of indebtedness (c)	$ 13,598	$ 16,938	$ 15,427	$ 14,990	$ 18,078

(a)	The Fund received a reimbursement from the sub-advisor in the amount of $5,000 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018
1. Organization
First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 16, 2006, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FEO on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on Aberdeen Standard Investments Inc.’s (“ASII” or the “Sub-Advisor”) or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At December 31, 2018, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of December 31, 2018, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
OAS Finance Ltd., 8.88%	04/18/13	$350,000	$1.50	$350,000	$5,250	0.01%
OAS Investments GmbH, 8.25%, 10/19/19	10/15/12	200,000	1.50	200,000	3,000	0.00
				$550,000	$8,250	0.01%
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Dividends and Distributions to Shareholders
Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018
distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per Common Share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
Permanent differences incurred during the year ended December 31, 2018, primarily as a result of differing book and tax treatment on realization of foreign currency gains (losses), have been reclassified at year end to reflect a decrease to accumulated net investment income (loss) of $798,245 and an increase to accumulated net realized gain (loss) of $798,245. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss), and unrealized appreciation (depreciation). Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2018 and 2017, was as follows:
Distributions paid from:	2018	2017
Ordinary income	$2,481,816	$2,757,027
Capital gains	1,797,306	2,593,843
Return of capital	2,916,929	1,882,986
As of December 31, 2018, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(251,850)
Net unrealized appreciation (depreciation)	221,835
Total accumulated earnings (losses)	(30,015)
Other	(20,895)
Paid-in capital	73,118,357
Total net assets	$73,067,447
G. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statement of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statement of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduces a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million will be taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 will be considered exempt due to a grandfather clause in the provision. In the case of the sale of listed shares held by the Fund for one year or less, the income would be classified as short-term

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018
capital gains and would be taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to securities transaction tax (“STT”). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax. Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains would be taxed at 10% (plus applicable surcharge and cess) and short-term capital gains would be taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses and long-term losses can be netted against short-term gains and long-term gains, respectively.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of December 31, 2018, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards that may be carried forward indefinitely.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2018, the Fund incurred and elected to defer qualified late year ordinary losses of $106,794 and capital losses of $145,056.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of December 31, 2018, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
H. Expenses
The Fund will pay all expenses directly related to its operations.
I. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At December 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 23,386	$ —	$ 23,386	$ —	$ —	$ 23,386

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (65,326)	$ —	$ (65,326)	$ —	$ —	$ (65,326)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
J. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
ASII serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
During the year ended December 31, 2017, the Fund received a payment from the Sub-Advisor of $5,000 in connection with a trade error.
ASII, an SEC registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended December 31, 2018, were $42,121,765 and $46,782,825, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at December 31, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 23,386	Unrealized depreciation on forward foreign currency contracts	$ 65,326
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2018, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$152,732
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	28,225
During the fiscal year ended December 31, 2018, the notional values of forward foreign currency contracts opened and closed were $72,327,252 and $73,586,391, respectively.
6. Borrowings
The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). Effective November 2, 2018, the credit facility was amended, whereby the expiration date was extended until November 1, 2019. The total commitment under the facility is up to $10,000,000. The borrowing rate under the revolving credit facility is equal to the 1-month LIBOR plus 80 basis points. As of December 31, 2018, the Fund had one loan outstanding under the revolving credit facility totaling $5,800,000, which approximates fair value. The borrowing is categorized as Level 2 within the fair value hierarchy. For the year ended December 31, 2018, the average amount outstanding was $5,800,000. The high and low annual interest rates during the year ended December 31, 2018 were 3.27% and

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018
2.30%, respectively, and the weighted average interest rate was 2.78%. The interest rate at December 31, 2018 was 3.27%. The Fund pays a commitment fee of 0.15% (or 0.25% if loan balance drops below 75% of total commitment) per year, which is included in “Interest and fees on loan” on the Statement of Operations.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the shareholders and the Board of Trustees of First Trust/Aberdeen Emerging Opportunity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”), as of December 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 22, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018 (Unaudited)
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Federal Tax Information
For the year ended December 31, 2018, the amount of long-term capital gain distributions designated by the Fund was $1,797,306 which is taxable at the applicable capital gain tax rates for federal income tax purposes.
The Fund hereby designates as qualified dividend income 22.18% of its ordinary income distributions (including short-term capital gain, if applicable), for the year ended December 31, 2018. None of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2018, qualify for corporate dividends received deductions available to corporate shareholders.
The Fund met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elects to pass through to it’s shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $3,618,290 (representing a total of $0.71 per share). The total amount of taxes paid to such countries is $177,881 (representing a total of $0.04 per share).
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 26, 2018, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 23, 2018. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust/Aberdeen Emerging Opportunity Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2021. The number of votes cast in favor of Mr. Erickson was 4,445,881, the number of votes against was 126,383 and the number of broker non-votes was 594,776. The number of votes cast in favor of Mr. Kadlec was 4,445,881, the number of votes against was 126,383 and the number of broker non-votes was 594,776. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Asset-Backed Securities Risk. To the extent the Fund invests significantly in asset-backed securities, its exposure to prepayment and extension risks may be greater than other investments in fixed-income securities. Rising interest rates tend to extend the duration of such securities, making them more sensitive to losses in value resulting from increases in interest rates. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing credit enhancement.
CreditAgency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018 (Unaudited)
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Credit Default Swaps Risk. If the Fund is a buyer of a credit default swap and no event of default occurs on the underlying reference obligations, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference asset. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.
Credit Linked Notes Risk. Credit linked notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as “reference securities.” Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The market for credit linked notes may suddenly become illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.
Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018 (Unaudited)
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Fixed Income Securities Risk. An investment in fixed income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed rate securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. Similarly, the yield-to-maturity of a security assumes that all coupons are reinvested at the prevailing rate. If rates fall, the actual yield realized on the security may be lower as the security’s coupons are reinvested at lower yields.
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged.While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.
Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.
Government Securities Risk. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.
The Fund’s investments in non-U.S. government securities have additional risks and considerations that may not typically be associated with investments in U.S. government securities. Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018 (Unaudited)
inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from NetAssetValue. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.
Potential Conflicts of Interest Risk. First Trust, ASII and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and ASII currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to ASII) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and ASII have a financial incentive to leverage the Fund.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain debt securities trading. Debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain debt securities and emerging markets securities may carry more risk than that of common stock and securities of U.S. issuers. Uncertainties

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018 (Unaudited)
in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Board of Trustees and Officers
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	161	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	161	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	161	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	161	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	161	None

(1)	Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2019 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $53,000 for 2017 and $53,000 for 2018.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2017 and $0 for 2018.

Audit-Related Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2017 and $0 for 2018.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $11,770 for 2017 and $5,200 for 2018. These fees were for tax preparation.

Tax Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for 2017 and $0 for 2018.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2017 and $0 for 2018.

All Other Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2017 and $0 for 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2017 were $11,770 and $44,000 for the Registrant and the Registrant’s investment adviser, respectively and for 2018 were $5,200 and $48,190 for the Registrant and the Registrant’s investment adviser, respectively.
(h)	The Registrant’s audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)       The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Aberdeen U.S. Registered Advisers (the “Aberdeen Advisers”)

Proxy Voting Guidelines

Effective as of June 1, 2017

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the Aberdeen Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the Aberdeen Advisers to:

(i) adopt and implement written policies and procedures that are reasonably designed to ensure that the Aberdeen Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the Aberdeen Advisers voted proxies. In addition, Rule 204-2 requires the Aberdeen Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the Aberdeen Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

The Aberdeen Advisers invest for the clients’ portfolios in companies globally and actively target investment in those companies with sound corporate governance practices. The Aberdeen Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Voting decisions are made by the Aberdeen Advisers’ investment managers, and are based on their knowledge of the company and discussions with management – Aberdeen Advisers’ investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, Aberdeen Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

As an independent asset manager, Aberdeen is free of many of the conflicts of interest that can compromise the implementation of a rigorous and objective proxy voting policy. However, in managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by Aberdeen invests in other funds managed by Aberdeen.

For cases involving potential conflicts of interest, Aberdeen Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of Aberdeen Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

The first step is to identify any significant potential conflicts of interest in advance by highlighting those stocks where a potential conflict may arise. These stocks are recorded in a conflicts of interest database.

The provisional voting decision made by a fund manager or other individual will be compared against any third party proxy voting research or recommendations. For those cases where there is a contentious issue, including among others those cases where there is a difference between the provisional voting decision and the third party voting recommendation, the rationale will need to be more detailed than in a standard case. The process for handling these cases will be overseen by the designated corporate governance specialist, but in active portfolios the final decision on contentious proxy voting matters rests with the respective regional head of equities.

This policy has been developed by the Aberdeen corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group. Aberdeen’s Corporate Governance Policy and Principles are published on our website:

http://www.aberdeenasset.com/doc.nsf/Lit/CorporateGovernanceGroupPrinciples

To the extent that an Aberdeen Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients.

Upon request, the Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time.

As disclosed in Part 2A of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the Aberdeen Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov. ERISA

The U.S. Department of Labor (“DOL”) has indicated that an investment adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Failure to take any action to reconcile proxies would cause Aberdeen to fail to satisfy ERISA’s fiduciary responsibility provisions. Appropriate steps include informing the Plan sponsor and its trustees, bank custodian or broker/dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a Plan asset and vote only in the best economic interests of the Plan participants, vote consistently among clients, and avoid specific client voting instructions about voting proxies.

DOL has provided investment managers with the following guidance about their ERISA responsibilities, including proxy voting, compliance with written statements of investment policy, and active monitoring of corporate management by Plan fiduciaries:

i.	Where the authority to manage Plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a Plan trustee regarding the voting of proxies.

ii.	Investment managers, as Plan fiduciaries, have a responsibility to vote proxies on foreign issues that may affect the value of the shares in the Plan’s portfolio and will vote such proxies unless the cost of doing so cannot be justified.

iii.	An investment manager is required to comply with statements of investment policy, unless compliance with the guidelines in a given instance would be imprudent and therefore failure to follow the guidelines would not violate ERISA. ERISA does not shield the investment manager from liability for imprudent actions taken in compliance with a statement of investment policy.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, Aberdeen will vote the Plan assets in accordance with Aberdeen’s Proxy Voting Policy. Aberdeen will provide each ERISA client (upon request) with proxy voting records to demonstrate how proxies for securities held in the portfolio were voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of March 8, 2019

Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Advisor”) (formerly Aberdeen Asset Management Inc.), a Securities and Exchange Commission registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world. Portfolio Management Team Investment decisions for the Fund are made by ASII using a team approach and not by any one individual. By making team decisions, ASII seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. ASII does not employ separate research analysts. Instead, ASII’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which ASII invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.

Devan Kaloo

Head of Global Emerging Markets Equity

Mr. Kaloo is responsible for the London based Global Emerging Market (“GEM”) Equity Team, which manages Latin America, Europe, Middle East and Africa equities, and also has oversight of global emerging market input from the Asia research team based in Singapore, with which he works closely.

Joanne Irvine

Head of Global Emerging Markets ex Asia

Ms. Irvine is Head of Global Emerging Markets (ex-Asia), on the Global Emerging Markets Equity Team in London. Joanne joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997.

Brett Diment

Head of Emerging Market Debt

Mr. Diment is Head of Emerging Market and Sovereign Debt and joined Aberdeen following the acquisition of Deutsche Asset Management (“Deutsche”) in 2005. He is responsible for the day-to-day management of the Emerging Market Debt Team and portfolios. Mr. Diment had been at Deutsche since 1991 as a member of the Fixed Income group and served as Head of the Emerging Debt Team there from 1999 until its acquisition by Aberdeen.

Nick Robinson

Investment Director of Global Emerging Markets Equity

Mr. Robinson is Investment Director on the Global Emerging Markets Equities Team at Aberdeen Standard Investments. Nick joined the company in 2000 and spent eight years on the North America Equities Team, including three years based in Aberdeen Standard Investments’ US offices. In 2008, he joined the Global Emerging Markets equities Team

Max Wolman

Senior Investment Manager, Emerging Market Debt

Mr. Wolman is a Senior Investment Manager on the Emerging Market Debt Team and has been with Aberdeen since January 2001. Mr. Wolman originally specialized in currency and domestic debt analysis but is now responsible for a wide range of emerging debt analysis including external and corporate issuers. Mr. Wolman is a member of the Emerging Markets Debt Investment Committee at Aberdeen and is also responsible for the daily implementation of the investment process.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Information provided as of December 31, 2018

(assets in millions).

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. Devan Kaloo	Registered Investment Companies:	10	$8,554	0	$0
	Other Pooled Investment Vehicles:	24	$12,386	0	$0
	Other Accounts:	41	$10,217	4	$1,314.18
2. Joanne Irvine	Registered Investment Companies:	10	$8,554	0	$0
	Other Pooled Investment Vehicles:	24	$12,386	0	$0
	Other Accounts:	41	$10,217	4	$1,314.18
3. Nick Robinson	Registered Investment Companies:	10	$8,554	0	$0
	Other Pooled Investment Vehicles:	24	$12,386	0	$0
	Other Accounts:	41	$10,217	4	$1,314.18
4. Brett Diment	Registered Investment Companies:	4	$278	0	$0
	Other Pooled Investment Vehicles:	19	$5,643	0	$0
	Other Accounts:	22	$5,416	1	$339.32
5. Max Wolman	Registered Investment Companies:	4	$278	0	$0
	Other Pooled Investment Vehicles:	19	$5,643	0	$0
	Other Accounts:	22	$5,416	1	$339.32

Potential Conflicts of Interests

As of December 31, 2018

Effective January 1, 2019, Aberdeen Asset Management Inc.’s ("AAMI") name was changed to Aberdeen Standard Investments Inc. (“ASII”) to align with our global brand. ASII is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). As of August 14, 2017, further to the merger with Standard Life plc, Aberdeen PLC is a wholly owned subsidiary of Standard Life Aberdeen plc, which acts as parent to existing Aberdeen and Standard Life business units. The asset management business of Standard Life Aberdeen plc operates under the name Aberdeen Standard Investments (“ASI”). In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where ASI does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, ASI believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. In some cases, another account managed by the same portfolio manager may compensate ASI based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by ASI or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, ASI may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of ASI that the benefits achieved through economies of scale from the ASI organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. ASI has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises or eliminate or minimize conflicts.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of December 31, 2018

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders. ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent. ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives. A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen Asset Management PLC, or, after August 14, 2017, Standard Life Aberdeen plc, or select ASI funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary: ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus: The Remuneration Committee of ASI determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee. ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients. Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated. Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading oriented managers will thus find it difficult to thrive in the ASI environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

(a)(4) Disclosure of Securities Ownership

Information provided as of December 31, 2018

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Devan Kaloo	$0
Joanne Irvine	$0
Nick Robinson	$0
Brett Diment	$0
Max Wolman	$0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (01/01/2018 – 01/31/2018)	0	0	160,745	105,644
Month #2 (02/01/2018 – 02/28/2018)	0	0	160,745	105,644
Month #3 (03/01/2018 – 03/31/2018)	0	0	160,745	105,644
Month #4 (04/01/2018 – 04/30/2018)	0	0	160,745	105,644
Month #5 (05/01/2018 – 05/31/2018)	0	0	160,745	105,644
Month #6 (06/01/2018 – 06/30/2018	0	0	160,745	105,644
Month #7 (07/01/2018 – 07/31/2018	0	0	160,745	105,644
Month #8 (08/01/2018 – 08/31/2018	0	0	160,745	105,644
Month #9 (09/01/2018 – 09/31/2018	2,380	$ 12.86	163,125	103,264
Month #10 (10/01/2018 – 10/31/2018	42,932	$ 12.37	206,057	60,332
Month #11 (11/01/2018 – 11/30/2018)	60,323	$ 12.50	266,380	9
Month #12 (12/01/2018 – 12/31/2018)	0	0	266,380	9
Total	105,635	$ 12.45	266,380	9

On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2019. For the years ended December 31, 2018, and 2017, the Fund repurchased 105,635 and 12,207, respectively, of its shares at a weighted-average discount of 14.42% and 13.52%, respectively, from net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust/Aberdeen Emerging Opportunity Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	February 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	February 22, 2019

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	February 22, 2019